UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2024
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The RealReal, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 150 San Francisco, CA 94133
(Address of Principal Executive Offices, including Zip Code)
(855) 435-5893
(Registrant’s Telephone Number, Including Area Code)

55 Francisco Street Suite 400
San Francisco, CA 94133
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
The RealReal, Inc. (the “Company”) previously announced the departure of Robert Julian, Chief Financial Officer, effective January 31, 2024. On January 29, 2024, the Board of Directors (the “Board”) of the Company appointed Todd Suko to serve as Interim Chief Financial Officer, effective February 1, 2024, while the Board continues its search for a permanent Chief Financial Officer. Mr. Suko currently serves as the Company’s Chief Legal Officer and Secretary and will continue to serve in these capacities while serving as Interim Chief Financial Officer.

Mr. Suko, age 57, joined the Company in May 2020 as Chief Legal Officer and Secretary. Previously, Mr. Suko served as Chief Legal Officer at OneMarket Limited (ASX:OMN) and its predecessor from November 2017 to May 2020, and also served as Chief Financial Officer from November 2018 to May 2020. Prior to joining OneMarket, Mr. Suko was at Harman International Industries, Inc. (NYSE:HAR) from September 2008 to June 2017, where he oversaw all legal affairs in his role as Executive Vice President and General Counsel. Mr. Suko previously served as Vice President, General Counsel and Secretary at United Agri Products, Inc. and UAP Holding Corp. (Nasdaq:UAPH) from February 2001 to August 2008, overseeing its environmental health and safety and transportation functions. Earlier, Mr. Suko was in private practice at McKenna & Cuneo, LLP from September 1996 to January 2001. Mr. Suko earned his undergraduate and law degrees from the University of Virginia. He also served as an aviator in the United States Navy and retired as a Commander in the Navy Reserve.

There is no arrangement or understanding between Mr. Suko and any other person pursuant to which Mr. Suko has been appointed as Interim Chief Financial Officer, and there is no family relationship between Mr. Suko and any of the Company’s directors or executive officers. Mr. Suko has no interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: January 30, 2024	By:	/s/ Todd Suko
Todd Suko
Interim Chief Financial Officer, Chief Legal Officer and Secretary